UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41349	85-3475290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

106 Glendale Drive, Suite A,
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 906-8363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each warrant exercisable for one share of the Registrant's common stock at an exercise price of $2.08	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Employment Agreement

On November 6, 2025, Dakota Gold Corp. (the "Company") entered into an employment agreement with its Chief Executive Officer, Dr. Robert Quartermain (the "Quartermain Agreement"). Pursuant to the terms and conditions of the Quartermain Agreement, Dr. Quartermain will receive an annual base salary of at least US$312,000, payable in Canadian dollars at the then-prevailing exchange rate, and will be eligible to participate in the Company's securities-based compensation plans, including the 2022 Stock Incentive Plan. The Quartermain Agreement provides for an employment period of one year, commencing as of August 19, 2025 (such one-year period, the "Employment Period"). If the Company terminates Dr. Quartermain for cause or Dr. Quartermain resigns without good reason during the Employment Period, then Dr. Quartermain is only entitled to receive certain Accrued Benefits (as defined in the Quartermain Agreement). Any other termination of the Quartermain Agreement will not trigger additional severance payments. The Employment Period may also be shortened or extended by mutual agreement of the Company and Dr. Quartermain.

The Quartermain Agreement includes customary provisions, including confidentiality, non-disparagement and cooperation covenants, indemnification consistent with the Company's by-laws, directors' and officers' liability insurance, equitable relief, governing law (Province of British Columbia and applicable laws of Canada), and dispute resolution.

The foregoing description is not a complete description of the Quartermain Agreement and is qualified in its entirety by reference to the full text of the Quartermain Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of November 6, 2025, by and between Dakota Gold Corp. and Robert Quartermain
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer

Date:  November 12, 2025